                               SCHWAB MONEY FUNDS

                         VALUE ADVANTAGE INVESTMENTS(R)
                         SCHWAB MUNICIPAL MONEY FUND -
                           VALUE ADVANTAGE SHARES(TM)
                    SCHWAB CALIFORNIA MUNICIPAL MONEY FUND -
                           VALUE ADVANTAGE SHARES(TM)
                     SCHWAB NEW YORK MUNICIPAL MONEY FUND -
                           VALUE ADVANTAGE SHARES(TM)

                           PROSPECTUS APRIL 1, 1996,
                           AS AMENDED JANUARY 2, 1997

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co., Inc. ("Schwab") office, or call 800-2 NO-LOAD.

THE SCHWAB MUNICIPAL MONEY FUND (THE "MUNICIPAL FUND"), SCHWAB CALIFORNIA MUNICIPAL MONEY FUND (THE "CALIFORNIA FUND"), AND SCHWAB NEW YORK MUNICIPAL MONEY FUND (THE "NEW YORK FUND") (the "Funds") are designed to provide you with the highest possible current income consistent with each Fund's investment objective while seeking to preserve your investment and provide you with liquidity. As a matter of fundamental policy, the Municipal Fund is a diversified investment portfolio, and the New York Fund and California Fund are non-diversified investment portfolios, of The Charles Schwab Family of Funds (the "Trust"), a no-load, open-end management investment company. Prior to January 2, 1997, the Municipal Fund was known as the Schwab Tax-Exempt Money Fund, the California Fund was known as the Schwab California Tax-Exempt Money Fund, and the New York Fund was known as the Schwab New York Tax-Exempt Money Fund. This Prospectus relates to the Value Advantage Shares of each Fund. For a prospectus describing the other class of shares of the Fund (the "Sweep Shares"), call your local Schwab office or 800-2 NO-LOAD.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS PROVIDES YOU WITH CONCISE INFORMATION THAT YOU SHOULD KNOW BEFORE YOU DECIDE IF THE FUNDS PROVIDE THE INVESTMENT OPPORTUNITY YOU WANT. READ IT CAREFULLY, AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information in the Statement of Additional Information, dated April 1, 1996, as amended January 2, 1997 (and as may be amended from time to time). The Statement has been filed with the SEC and is incorporated in this Prospectus by reference (which means that it is legally considered part of this Prospectus even though it is not printed here). This Prospectus may be available electronically by using our Internet address: http://www.schwab.com. To receive a free paper copy of this Prospectus or Statement of Additional Information, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write the Funds at 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS

                                          PAGE
                                          ----
Key Features of the Funds................   2
Summary of Expenses......................   3
Financial Highlights.....................   4
Matching the Funds to Your
  Investment Needs.......................   5
Investment Objectives and Policies.......   6
Investment Techniques Used by the
  Funds..................................  11
Special Risk Considerations..............  12
Organization and Management
  of the Funds...........................  13
Investing in Shares of the Funds.........  16
Important Information About
  Your Investment........................  21
Glossary of Important Terms..............  25

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN EACH FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                           KEY FEATURES OF THE FUNDS

MAXIMUM CURRENT INCOME AND SAFETY. Our goal is to provide you with the highest possible current income consistent with the investment objectives of each Fund while preserving your investment and providing you with quick access to your money. To achieve this goal, the Funds invest in high-quality, short-term debt securities. The Municipal Fund seeks to provide you with current income that is exempt from federal regular income taxes. The California Fund seeks to provide you with current income that is exempt from federal regular income taxes and California personal income taxes. The New York Fund seeks to provide you with current income that is exempt from federal regular income taxes and personal income taxes imposed by New York State and New York municipalities. Federal regular income tax does not include the federal individual alternative minimum tax or the alternative minimum tax for corporations. (See "Investment Objectives and Policies.")

PRESERVATION OF INVESTMENT. Each Fund seeks to maintain a stable net asset value (known as the Fund's "NAV") of $1.00 per share.

READY ACCESS TO YOUR CASH. You can conveniently sell your shares of any Fund at any time. Generally, your redemption check will be available the next Business Day at your local Schwab office, or it can be mailed directly to you. (See "Investing in Shares of the Funds - How to Sell Your Shares.")

LOW COST INVESTING. The Value Advantage Shares of the Funds were designed with operating expenses well below the industry average. (See "Matching the Funds to Your Investment Needs.") Additionally, you pay no sales fee when you buy shares of the Funds. Fees may be charged for balances and transactions under the required minimums.

PROFESSIONAL MANAGEMENT OF THE FUNDS.
Charles Schwab Investment Management, Inc. (referred to in this Prospectus as the "Investment Manager") currently manages the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with over $42 billion in assets as of December 16, 1996. (See "Organization and Management of the Funds - The Investment Manager.")

SHAREHOLDER SERVICES. Schwab's professional representatives are available toll-free 24 hours a day at 800-2 NO-LOAD to service your account, or you can call your local Schwab office during regular business hours. (See "Investing in Shares of the Funds.")

CONVENIENT REPORTING. You receive one consolidated account statement for all of your account activity that combines all of your mutual fund activity into one report.

READING THIS PROSPECTUS. For your ease of reading, we have italicized certain terms which have been included in the glossary at the end of this Prospectus. If you are unsure of the meaning of any italicized term, check the glossary. References to "you" and "your" in this Prospectus refer to prospective investors and/or current shareholders, while references to "us", "our", or "our Funds" refer to the Value Advantage Shares or to the three Funds generally.

SPECIAL RISK CONSIDERATIONS. An investment in any of the Funds is subject to certain risks arising out of each such Fund's investments in Municipal Securities issued by a single state, municipal leases, participation interests and certain other securities, as discussed in this Prospectus. (See "Investment Techniques

Used by the Funds" and "Special Risk Considerations" for more information.)

                              SUMMARY OF EXPENSES

ANNUAL OPERATING EXPENSES. Each class of our Funds incurs its own annual operating expenses. These expenses include management fees paid to the Investment Manager, transfer agency fees, and other expenses. These expenses cover, for example, services such as investment research and management of the portfolios, and maintaining shareholder records. Because these fees are paid from the income of the Value Advantage Shares of each Fund, they are factored into the dividends paid to holders of Value Advantage Shares. As a shareholder, you are not charged any of these fees directly.

YOUR FEES FOR BUYING AND SELLING SHARES. You pay no sales fee when you buy shares of our Funds. Because the Value Advantage Shares of the Funds are designed for individuals who maintain high balances in their Schwab accounts, the Transfer Agent charges a $5 administrative fee if you sell or exchange shares worth less than $5,000. The Transfer Agent also charges a $5 fee each month that your Fund account balance falls below the required $20,000 minimum. The Transfer Agent will notify you in writing 15 days before this fee is assessed in order to give you time to bring your account balance up to the minimum amount.

The following fees (except the administrative fee) are stated as a percentage of the average net assets of the Value Advantage Shares of each Fund.

                              MUNICIPAL  CALIFORNIA  NEW YORK
                                FUND        FUND       FUND
                              ---------  ----------  --------
SHAREHOLDER TRANSACTION
 EXPENSES:
Administrative Fee(1)......      $5.00      $5.00      $5.00
ANNUAL FUND OPERATING
  EXPENSES
  (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
  Management Fee
    (after fee
    reduction)(2)..........      0.20%      0.19%      0.20%
  12b-1 Fees...............       None       None       None
  Other Expenses (after
    fee reductions
    and/or expense
    reimbursements(3,4)....      0.25%      0.26%      0.25%
                              ---------  ----------  --------
TOTAL FUND OPERATING
  EXPENSES(4,5)............      0.45%      0.45%      0.45%

(1) If you sell or exchange shares in an amount less than $5,000, you will be subject to a $5 administrative fee.

(2) This amount reflects a reduction by the Investment Manager, which is guaranteed through at least April 30, 1997. If there were no such reduction, the maximum management fee would be 0.46% of each Fund's average daily net assets.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year for each Fund. See "Matching the Funds to Your Investment Needs" for information regarding the differing Transfer Agency fees for the multiple classes of shares of the Funds.

(4) This amount reflects the guarantee by Schwab and our Investment Manager that, through at least April 30, 1997, the total operating expenses of the Value Advantage Shares of each Fund will not exceed 0.45% of average daily net assets of the Value Advantage Shares of each Fund. If there were no such reduction for the Municipal Fund, the California Fund, and the New York Fund, the estimated maximum other expenses would be 0.49%*, 0.58%*, and 1.35%*, and the estimated maximum total operating expenses would be 0.95%*, 1.04%*, and 1.81%*, of the average daily net assets of the Value Advantage Shares of each Fund, respectively.

(5) You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "Investing in Shares of the Funds - How to Buy Shares - Schwab Account Minimums and Associated Fees."). For information regarding the differing minimum balance and minimum investment requirements of the multiple classes of shares of the Funds, see "How to Buy Shares."

EXAMPLE. You would pay the following expenses on a $1,000 investment in the Value Advantage Shares of each Fund assuming (1) 5% annual return; and (2) redemption at the end of each period.

                             1 YEAR     3 YEARS
                             ------     -------
Municipal Fund.............    $5         $14
California Fund............    $5         $14
New York Fund..............    $5         $14

*Annualized

THE PRECEDING TABLE IS AN EXAMPLE ONLY, AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE. This example reflects the guarantee by Schwab and the Investment Manager that, through at least April 30, 1997, total operating expenses for the Value Advantage Shares of each Fund will not exceed 0.45% of the class' average daily net assets. Also, this example does not include the $5 administrative fee on sales or exchanges of Fund shares equal to or less than $5,000. Nor does this example include the $5 monthly fee charged on balances that fall below $20,000. Please remember, that while this example assumes a 5% annual return on investment, the actual return for the Value Advantage Shares of each Fund may be more or less than the 5% annual return used in this example.

The purpose of the preceding table is to help you understand the various costs and expenses you will bear directly or indirectly when you invest in the Value Advantage Shares of the Funds. (See "Organization and Management of the
Funds - Operating Fees and Expenses.")

                              FINANCIAL HIGHLIGHTS

The following information with respect to per share data and ratios for the Value Advantage Shares of the Funds referenced below has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in our Statement of Additional Information, which includes additional financial data and related notes. You can get a free copy of this Statement by calling the telephone number or writing to the address on the first page of this Prospectus. Using information in the Fund's financial statements, we have prepared this table to show you information such as investment income, dividends from investment income and the total investment return.

                      FOR THE PERIOD ENDED DECEMBER 31,
                                     1995
                      ----------------------------------
                      MUNICIPAL    CALIFORNIA   NEW YORK
                       FUND(1)      FUND(2)     FUND(1)
                      ----------   ----------   --------
Net asset value at
  beginning of
  period............   $   1.00     $   1.00    $  1.00
Income from
  investment
  operations
  Net investment
    income..........       0.02         0.01       0.02
  Net realized and
    unrealized gain
    (loss) on
    investments.....         --           --         --
                       --------     --------    -------
  Total from
    investment
    operations......       0.02         0.01       0.02
Less distributions
  Dividends from net
    investment
    income..........      (0.02)       (0.01)     (0.02)
  Distributions from
    realized gain on
    investments.....         --           --         --
                       --------     --------    -------
Total
  distributions.....      (0.02)       (0.01)     (0.02)
                       --------     --------    -------
Net asset value at
  end of period.....   $   1.00     $   1.00    $  1.00
                       ========     ========    =======
Total return (%)....       1.68         0.84       1.62
Ratios/Supplemental
  data
  Net assets, end of
    period (000s)...   $160,682     $108,008    $15,143
  Ratio of expenses
    to average net
    assets (%)......       0.45*        0.45*      0.45 *
  Ratio of net
    investment
    income to
    average net
    assets (%)......       3.50*        3.48*      3.42 *

1 For the period July 7, 1995 (commencement of operations) to December 31, 1995.

2 For the period October 3, 1995 (commencement of operations) to December 31,
  1995.

*Annualized

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each class' ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995, for the Municipal Fund would have been 0.95%* and 3.00%*, respectively, the California Fund would have been 1.04%* and 2.89%*, respectively, and the New York Fund would have been 1.81%* and 2.06%*, respectively.

                           MATCHING THE FUNDS TO YOUR
                                INVESTMENT NEEDS

Because the Value Advantage Shares of the Funds are designed for Schwab accounts with larger balances and less frequent shareholder transactions, we can keep the operating expenses lower than the industry average, which helps provide more competitive yields. The table below shows the total operating expenses of the Value Advantage Shares of each Fund compared to the industry average for similar type funds.

                                  VALUE
                                ADVANTAGE     INDUSTRY
                                 SHARES       AVERAGES*
                                ---------     ---------
Municipal Fund                      0.45%
Municipal Money Market Funds                      0.65%
California Fund                     0.45%
California Municipal Money
  Market Funds                                    0.62%
New York Fund                       0.45%
New York Municipal Money Market
  Funds                                           0.64%

*Third quarter industry averages as reported by IBC/Donoghue Quarterly Report on Money Fund Performance, 3rd Quarter, 1996.

Note: These amounts represent total operating expenses after fee waivers for first tier money market funds, not including institutional money funds.

Our Funds invest in high-quality money market instruments and are designed for high current yields. Keep in mind, however, that because the Value Advantage Shares of the Funds are intended for larger balance accounts, you may be charged a fee for redemptions or exchanges under the required minimum or if your balance falls below the required minimum. These fees are designed to keep shareholder transactions to a minimum which contributes to the Value Advantage Shares lower operating expense ratio.

Schwab also offers an additional class of shares of each of the Funds ("Sweep Shares") which automatically invest the uninvested cash balances in your Schwab account in a Schwab money fund which you select. Sweep Shares may be more suitable for providing income on fluctuating cash balances in your account in between other investments. The Funds may be appropriate for a variety of investment programs. Unlike the Sweep Shares, however, the Value Advantage Shares have been designed for cash reserves which may be held for longer periods of time and may not require frequent investor access. The Funds should not be a substitute for building an investment portfolio tailored to your individual investment needs and risk tolerance. Additionally, the Funds are not suitable for tax-advantaged plans such as Individual Retirement Plans and Keogh plans.

Schwab offers these multiple classes of shares pursuant to a multiple class plan (the "Plan") adopted by the Board of Trustees of the Trust. Pursuant to the Plan, Value Advantage Shares of each Fund are subject to lower transfer agency expenses than the Sweep Shares, as the Sweep Shares offer the "sweep" services described above not available to investors in Value Advantage Shares. In addition, the minimum initial investment and minimum account balance requirements are higher for the Value Advantage Shares than for the Sweep Shares. See "Organization and Management of the Funds - Operating Fees and Expenses" and "How to Buy Shares." For more information regarding the Sweep Shares of the Funds, call your local Schwab office or 800-2 NO-LOAD. You may also obtain information about Sweep Shares from your Schwab broker.

                           INVESTMENT OBJECTIVES AND
                                    POLICIES

                               THE MUNICIPAL FUND

The investment objective of the Municipal Fund is to provide you with maximum current income that is exempt from federal regular income taxes consistent with stability of capital. Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The investment objective is fundamental to the Municipal Fund. Because any investment involves risk, we cannot guarantee achieving this objective.

To achieve our investment objective, we normally will attempt to invest 100% of our total assets in short-term, high-quality debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities that generate interest, which in the opinion of bond counsel, is exempt from federal regular income taxes ("Municipal Securities").

Provided that we meet certain minimum conditions (described in the Statement of Additional Information under "Investment Restrictions"), dividends that represent interest income received on Municipal Securities will be exempt from federal regular income taxes when paid to you. However, such dividend income may be subject to state and local taxes. See "Important Information About Your Investment - Income Tax Information" and the Statement of Additional Information.

                              THE CALIFORNIA FUND

The investment objective of the California Fund is to provide you with maximum current income that is exempt from federal regular income and State of California personal income taxes, consistent with stability of capital. Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The investment objective is fundamental to the California Fund. Because any investment involves risk, we cannot guarantee achieving this objective.

To achieve our objective, we normally will attempt to invest 100% of our total assets in Municipal Securities. Absent unusual market conditions, we will invest at least 65% of our total assets in such obligations which also generate interest which, in the opinion of bond counsel, is exempt from State of California personal income taxes ("California Municipal Securities").

Provided that we meet certain minimum conditions (described in the Statement of Additional Information under "Investment Restrictions"), dividends that represent interest income received on California Municipal Securities will be exempt from State of California personal income taxes. See "Important Information About Your Investment - Income Tax Information" and the Statement of Additional Information.

                               THE NEW YORK FUND

The investment objective of the New York Fund is to provide you with maximum current income that is exempt from federal regular income taxes and personal income taxes imposed by New York State and New York municipalities, consistent with stability of capital. Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The investment objective is fundamental to the New York Fund. Because any investment involves risk, we cannot guarantee achieving this objective.

To achieve our objective, we normally will attempt to invest 100% of our total assets in Municipal Securities. Absent unusual market conditions, we will invest at least 65% of our total assets in such obligations which also generate interest which, in the opinion of bond counsel, is exempt from State of New York and New York municipalities personal income taxes ("New York Municipal Securities").

Provided that we meet certain minimum conditions (described in the Statement of Additional Information under "Investment Restrictions"), dividends that represent interest income received on New York Municipal Securities will be exempt from State of New York and New York municipalities personal income taxes when paid to New York residents. See "Important Information About Your Investment - Income Tax Information" and the Statement of Additional Information.

MUNICIPAL SECURITIES. Our Funds will invest only in Municipal Securities which at the time of purchase: (a) are rated within the two highest rating categories for municipal commercial paper or short-term municipal securities assigned by any nationally recognized statistical rating organization (NRSRO); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities acceptable to our Investment Manager; or (d) are unrated by any NRSRO, if they are determined by our Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the securities mentioned above. (See "Appendix - Ratings of Investment Securities" in the Statement of Additional Information.)

We may purchase a security that, after being purchased by a Fund, ceases to have a rating, or is downgraded, causing its rating to fall below that required for purchase by the Fund. Neither event would necessarily require the Fund to sell the security. However, we will keep such a security in its portfolio only if the Board of Trustees determines that keeping the security is in the best interests of that Fund.

Municipal Securities in which we may invest are generally classified in one of two categories: "general obligation" securities and "revenue" securities.

General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue securities are secured only by the revenues derived from a particular facility or class of facilities, or from a specific revenue source such as a special excise tax or from the user of the facility being financed.

Revenue securities may include private activity bonds and industrial development bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities, and they are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. From time to time, each of our Funds may invest more than 25% of its total assets in industrial development and private activity bonds.

We may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund. The state or municipality which created the issuer has a moral commitment but not a legal obligation to restore the reserve fund.

Our Funds may also invest up to 25% of their total assets in municipal leases, no more than 10% of which may be in illiquid leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Some investments in municipal leases may be considered to be illiquid. Municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease in the event that the municipality's appropriating body does not allocate the funds necessary to make lease payments. In such circumstances, the lessor is typically entitled to repossess the property. The private sector value of the property is, however, generally less than value of the property to the municipality. The Investment Manager, pursuant to guidelines established by the Board of Trustees, is responsible for continuously determining the credit quality of unrated municipal leases, including an assessment of the likelihood that the lease will not be terminated.

Our Funds may also invest up to 25% of their assets in synthetic variable or floating-rate municipal securities. These securities generally comprise the following elements in a trust: (i) a fixed-rate municipal bond (of any duration); (ii) a right to put the bond at par value on 7-days notice, or after a specific interval of time, depending on the terms of the synthetic security; and (iii) a contractual agreement pursuant to which the investing Fund and the issuer determine the lowest rate that would permit the bond to be remarketed at par, taking into account the put right. The trustee of the trust is generally a bank trust department.

These synthetic floating-rate municipal securities may include tender option bond trust receipts, in which a fixed-rate municipal bond (or group of bonds) is placed into a trust from which two classes of trust receipts are issued, which represent proportionate interests in the underlying bond(s). Interest payments are made on the bond(s) based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt may also participate in any gain or loss on the sale of such bond(s). Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the Funds' investment limitations.

We may invest in variable rate demand instruments issued by industrial development authorities and other government entities. In the event that a variable rate demand instrument to be purchased by a Fund is not rated by credit rating agencies, our Investment Manager, using guidelines approved by the Board of Trustees, must determine that such instrument is of comparable quality at the time of purchase to a rated instrument that would be eligible for purchase by the Fund. In some cases, the Fund may require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter, line of credit, guarantee, or commitment to lend.

Although there may be no active secondary market for a particular variable rate demand instrument purchased by the Fund, each Fund may, at any time or during specified periods not exceeding one year (depending upon the instrument involved), demand payment in full of the principal of the instrument and may resell the instrument to a third party.

We could suffer a loss from a variable rate demand instrument because of the absence of an active secondary market, because it may be difficult for the Fund to dispose of the instrument in the event an issuer defaults on its payment obligation, because the Fund is only entitled to exercise its demand rights at certain times, or for other reasons.

Variable rate demand instruments will be subject to each Fund's restrictions on acquiring and holding illiquid securities to the extent that the absence of an active secondary market for such securities causes them to be illiquid.

We may purchase from financial institutions participation interests in Municipal Securities with fixed, floating, or variable rates of interest. The buyer of a participation interest receives an undivided interest in the securities underlying the instrument.

We will purchase a participation interest only if: (a) the instrument subject to the participation interest matures in one year or less, or the instrument includes a right to demand payment, usually within 7-days, from the seller; (b) the instrument meets our previously described quality standards for Municipal Securities; and (c) the instrument is issued with an opinion of counsel or is the subject of a ruling of the Internal Revenue Service stating that the interest earned on the participation interest is exempt from federal income tax.

We may also acquire "stand-by commitments" for Municipal Securities held in our portfolios. Under a stand-by commitment, a dealer agrees to purchase at our option specified Municipal Securities at a price equal to their amortized cost value plus accrued interest. We will acquire stand-by commitments solely to improve portfolio liquidity. We do not intend to exercise our stand-by rights solely for trading purposes.

Each Fund has the ability to invest all of its assets in Municipal Securities, and the California Fund and the New York Fund may invest all of their assets in California Municipal Securities and New York Municipal Securities, respectively, which generate interest which is subject to the federal alternative minimum tax. Thus, if you are subject to the federal alternative minimum tax, all or a portion of your income may be subject to federal income tax.

VARIABLE RATE SECURITIES. We may invest in instruments which have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to minimize any fluctuation in the values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit.

Generally, changes in the interest rate on Variable Rate Securities reduce the fluctuation of their market value. Accordingly, as interest rates decrease (or increase), Variable Rate Securities experience less capital appreciation (or depreciation) than fixed-rate obligations.

Some Variable Rate Securities ("Variable Rate Demand Securities") allow the purchaser to resell the securities at an amount approximately equal to amortized cost, or to the principal amount plus accrued interest. Like other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard that is intended to minimize fluctuations in the values of the securities. We determine the maturity of Variable Rate Securities in accordance with SEC rules.

ILLIQUID SECURITIES. We may purchase illiquid securities, including repurchase agreements maturing in more than 7 days, provided that no more than 10% of a Fund's net assets valued at the time of the transaction are invested in such securities.

GOVERNMENT SECURITIES. We may invest in government securities, including U.S. Treasury notes, bills, and bonds, which are backed by the full faith and credit of the U.S. Government. Some securities issued by U.S. Government agencies or instrumentalities are supported by the credit of the agency or instrumentality, for example, those issued by the Federal Home Loan Bank, while others, such as those issued by the Federal National

Mortgage Association, Farm Credit System, and Student Loan Marketing Association have an additional line of credit with the U.S. Treasury. However, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.

                             INVESTMENT TECHNIQUES
                               USED BY THE FUNDS

MATURITY. We will purchase only securities that mature in 397 days or less, or securities which have a variable rate of interest that is readjusted no less frequently than every 397 days.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. We may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, we will not pay for such securities or start earning interest on them until we receive them. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rates changes.

Each Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities. We will not purchase such securities for speculative purposes, and will expect to actually acquire the securities when we purchase them. However, we reserve the right to sell any such securities before their settlement dates, if our Investment Manager deems such a sale advisable.

REPURCHASE AGREEMENTS. Each of our Funds may engage in repurchase agreements. By entering into a repurchase agreement, a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price. The repurchase price is higher than the purchase price, thereby determining the yield during the Fund's holding period. Repurchase agreements with broker-dealer firms will be limited to obligations of the U.S. Government, its agencies or instrumentalities. Maturity of the securities subject to repurchase may exceed one year.

TEMPORARY INVESTMENTS. Each Fund may, from time to time, as a defensive measure under abnormal market conditions, invest any or all of its assets in taxable "temporary investments," which include: obligations of the U.S. Government, its agencies, or instrumentalities; debt securities (other than "Municipal Securities") rated within the two highest rating categories by any NRSRO; commercial paper (other than "Municipal Securities") rated in the two highest rating categories by any NRSRO; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; and any of the foregoing temporary investments subject to repurchase agreements. While a temporary investment could cause a Fund to generate dividends taxable to shareholders as ordinary income, it is the Funds' primary intention to produce dividends which are not subject to federal regular income taxes, or state personal income taxes, in the case of the California Fund and the New York Fund. (See "Important Information about Your Investment - Income Tax Information.")

BORROWING POLICY. We may not borrow money except for temporary purposes to meet redemption requests that could not otherwise be met without immediately selling portfolio securities. A Fund may borrow an amount up to one-third of the value of its total assets and may pledge up to 10% of its net assets to secure such borrowings. No Fund may borrow for leverage purposes. The Funds' borrowing and pledging policies set forth in the Statement of Additional Information are fundamental.

LIMITATIONS ON INVESTMENTS. We are subject to the following limitations, which apply to all investments by our Funds other than securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities:

1. DIVERSIFICATION. Except as provided in this paragraph, no Fund may invest more than 5% of the value of its total assets in the securities of one issuer. The California Fund and the New York Fund, which are non-diversified portfolios, may each invest up to 50% of the value of their total assets without regard to this 5% limitation, provided no more than 25% of the value of each Fund's total assets is invested in the securities of any one issuer. The Municipal Fund, which is a diversified portfolio, may invest up to 25% of the value of its assets without regard to this 5% limitation.

For purposes of this limitation with respect to each Fund, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security. An industrial revenue bond that is backed only by the assets and revenues of a non-governmental user is considered to be issued by the non-governmental user. In certain circumstances, the guarantor of a security may also be considered to be an issuer in connection with such a guarantee.

2. CONCENTRATION. As a matter of fundamental policy, no Fund will invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. However, this limitation shall not apply to Municipal Securities issued by governmental entities.

LEGAL OPINIONS. Bond counsel will render opinions on the validity of Municipal Securities. Bond counsel will also render opinions on whether the interest paid on Municipal Securities is exempt from federal income tax, and whether the interest paid on California or New York Municipal Securities is exempt from California State or New York State and New York municipalities personal income taxes. Bond counsel will render such opinions to the issuers of Municipal Securities at the time the securities are issued. The Funds and the Investment Manager will not review the proceedings on the issuance of Municipal Securities or the bases for such opinions.

                          SPECIAL RISK CONSIDERATIONS

The California Fund and the New York Fund are non-diversified portfolios of the Trust. The investment return on a non-diversified portfolio typically is dependent on the performance of a smaller number of issuers, while the investment return on a diversified portfolio is dependent on a larger number of issuers. If financial conditions change, or if the market's assessment of certain issuers changes, a Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of that Fund's portfolio to a greater extent than that of a diversified portfolio.

Each Fund may invest more than 25% of its assets in Municipal Securities that produce interest that is paid solely from revenues on similar projects. However, we do not presently intend to invest in such securities on a regular basis, but will do so if deemed necessary or appropriate by our Investment Manager. To the extent that each Fund's assets are invested in Municipal Securities payable from revenues on similar projects, that Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if that Fund's assets were not so invested.

Certain California or New York constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could result in adverse consequences affecting California or New York Municipal Securities. For example, in recent years "Proposition 13" and similar California constitutional and statutory amendments and initiatives have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters, through limiting various other taxes, have resulted in substantial reductions in state and local revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these initiatives on the ability of California issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal and interest or remain solvent. For example, in December 1994, Orange County, California filed for bankruptcy. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of Municipal Securities. (An expanded discussion of the risks associated with Municipal Securities and California and New York issuers is contained in the Statement of Additional Information.)

We may purchase participation interests in Municipal Securities and other derivative securities that involve special risks, including the risk that the Internal Revenue Service may characterize some or all of the interest paid on such securities as taxable. There is also an increased risk, most typically associated with "municipal lease" obligations, that a municipality will not appropriate the funds necessary to make the scheduled payments on the lease that supports the security owned by the Funds, or it may seek to cancel or otherwise avoid its obligations under the lease. (See "Important Information About Your Investment - How We Determine the Price of Your Shares.")

                                ORGANIZATION AND
                            MANAGEMENT OF THE FUNDS

                   MANAGEMENT FUNCTIONS AND RESPONSIBILITIES

GENERAL OVERSIGHT. Our Board of Trustees and officers meet regularly to review our investments, performance, expenses and other business affairs.

THE INVESTMENT MANAGER. Our Investment Manager, Charles Schwab Investment Management, Inc., manages our Funds, subject to the authority of the trustees and officers of the Trust. Our Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds. As of December 16, 1996, the SchwabFunds had aggregate net assets in excess of $42 billion.

Through a professional staff of portfolio managers and securities analysts, our Investment Manager provides us with a continuous investment program, including general investment and economic advice regarding our investment strategies, manages our investment portfolio, performs expense management, accounting, and record keeping, and provides other services necessary to our operation.

TRANSFER AGENT AND SHAREHOLDER SERVICES. Schwab serves as our Transfer Agent and Shareholder Services Agent. Schwab provides information to our shareholders, reports share ownership and all account activities, and responds to all inquiries from shareholders. Schwab also distributes informational literature, and furnishes the office space and equipment, telephone facilities, and personnel that is necessary in providing shareholders services.

Schwab was established in 1971 and is one of America's largest discount brokers. Schwab provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 225 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly owned subsidiary of The Charles Schwab Corporation. Charles
R. Schwab is the founder, Chairman, Chief Executive Officer, and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and our Investment Manager.

ACCOUNTANTS. Price Waterhouse LLP is our independent accountant. Their address is 555 California Street, San Francisco, California 94104.

                          OPERATING FEES AND EXPENSES

For investment management services, under the terms of its Investment Advisory and Administration Agreement with the Trust, our Funds pay a graduated annual fee to the Investment Manager. This fee is based on the value of the average daily net assets of each Fund, and is payable monthly by each Fund in the amount of 0.46% of each Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion, but not more than $2 billion, and 0.40% of such net assets over $2 billion.

Our Investment Manager guarantees that, through at least April 30, 1997, our management fee will not exceed 0.20%, 0.19%, and 0.20% of the average daily net assets of the Municipal Fund, the California Fund, and the New York Fund, respectively, and total operating expenses will not exceed 0.45% of average daily net assets of the Value Advantage Shares of each Fund. The effect of this voluntary expense limitation is to maintain or increase each Fund's total return to shareholders. For the fiscal period ended December 31, 1995, the Municipal Fund, California Fund, and New York Fund paid an investment management fee of 0.20%, 0.19%, and 0.20%, respectively; and the Value Advantage Shares of each such Fund paid total expenses of 0.45% of each such class' average daily net assets (after waivers and reimbursements). The following expenses are not included as "operating expenses" for purposes of this guarantee: interest expenses, taxes, capital items such as costs of purchase or sale of portfolio securities, including brokerage fees or commissions, and extraordinary expenses.

For its services as Transfer Agent, Schwab receives an annual fee of 0.05% of the average daily net assets of each Fund's Value Advantage Shares. For transfer agency services to each Fund's Sweep Shares, Schwab receives an annual fee of 0.25% of the average daily net assets of each Fund's Sweep Shares. In addition, for shareholder services provided, Schwab receives an annual fee of 0.20% of the average daily net assets of each Fund's Value Advantage Shares.

Schwab serves as our Funds' principal underwriter/distributor but receives no compensation for this service. PNC Bank, N.A. is our Funds' custodian.

OTHER EXPENSES. The Trust pays the expenses of our Funds' operations, including the fees and expenses for independent auditors, legal counsel, custodians, the cost of maintaining books and records of account, taxes, registration fees, and the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws, and industry association membership dues.

The Trust generally allocates these expenses among its individual investment portfolios ("Series"), or classes of shares within these Series, in proportion to their relative net assets at the time the expense is incurred. However, expenses directly attributable to a Series or class of a Series will be charged to that Series or class, respectively. The differing expenses applicable to the Value Advantage Shares and Sweep Shares of the Funds will cause the performance of the two classes to differ.

                               OTHER INFORMATION

The Trust was organized as a business trust under the laws of Massachusetts on October 20, 1989 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more Series. Currently the Trust offers shares of nine Series, which may be organized into one or more classes of shares of beneficial interest. The Board of Trustees may authorize the issuance of shares of additional Series or classes, if it deems it to be desirable to do so. Shares within each Series have equal, noncumulative voting rights and equal rights as to distributions, assets and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets and liquidation vary among classes of a Series.

ANNUAL SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as changing a Fund's fundamental policies, electing or removing Trustees or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

YOUR VOTING RIGHTS. If we were to make changes to a Fund's management or fundamental policies, you would be asked to vote as a shareholder because shareholders have voting rights on these matters. If a meeting is held and you cannot attend, you may vote by proxy. Before the meeting, we will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back. You are entitled to one vote for each share owned. Unless permitted by the 1940 Act, shareholders vote by Series and not in the aggregate. For example, when voting to approve an investment advisory agreement for a Series, only shareholders of that Series may vote; when voting to elect Trustees, shareholders of all the Series vote in the aggregate. In addition, holders of Value Advantage Shares will vote exclusively as a class on any matter relating solely to their arrangement as a class, and on any matter in which the interests of the Value Advantage Shares of a Fund differ from the interests of any other class of the Fund.

                              INVESTING IN SHARES
                                  OF THE FUNDS

You may place purchase and redemption orders as well as exchange requests by telephone by calling your local Schwab office during regular business hours, or by calling 800-2 NO-LOAD. The right to initiate transactions by telephone is automatically available through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

We will follow reasonable procedures to confirm that your telephone instructions are genuine. If we follow telephone orders that we reasonably believe to be genuine, we will not be liable for any losses you may experience. If we do not follow reasonable procedures to confirm that your telephone order is genuine, we may be liable for any losses you may suffer from unauthorized or fraudulent orders. These procedures may include:

- requiring a form of personal identification before we act upon any instructions received by telephone;
- providing written confirmation of your telephone instructions; and
- tape recording all telephone transactions.

You should remember that it may be difficult to reach us by telephone during periods of drastic economic or market changes, when our phone lines become very busy with calls from other investors. If you want to purchase, redeem or exchange shares but have trouble reaching us by telephone, you may want to use one of the other ways we offer for completing the transactions discussed below, even though these procedures may mean that completing your transaction may take longer.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

                               HOW TO BUY SHARES

OPENING A SCHWAB ACCOUNT. You may buy our shares only through a Schwab account. You can open a Schwab account by completing the appropriate account application. (Corporations and other organizations should contact a Schwab office to find out the additional forms that must be completed to open an account.)

Within your Schwab account, you have access to other investments available at Schwab such as stocks, bonds and other mutual funds. Additionally, the Securities Investor Protection Corporation (known as "SIPC") will provide account protection up to $500,000 for your securities, including shares of the Funds, which you hold in a Schwab account. However, SIPC account protection does not protect you from any loss of principal due to market or economic conditions.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab brokerage accounts that fall below this minimum for three consecutive months in any quarter. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last 6 months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months. Note that, in addition to these Schwab One(R) account minimums, there are higher minimum investment and other requirements applicable to the Value Advantage Shares of the Funds, which are described below.

DEPOSITING FUNDS AND MEETING THE FUNDS' INVESTMENT MINIMUMS. You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). You may also buy Value Advantage Shares using electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please contact your local Schwab office for instructions.

The minimum initial investment in the Value Advantage Shares of each Fund is $25,000. After you have bought the minimum amount of Value Advantage Shares for your initial investment, you can buy additional Value Advantage Shares in amounts of at least $5,000. The Transfer Agent imposes a $5 fee for each month your Fund account balance falls below the required $20,000 minimum. The minimum initial investment to purchase Sweep Shares of each Fund is $1,000, and subsequent investments in Sweep Shares must be at least $100. The Transfer Agent reserves the right to waive these minimums from time to time for clients of Schwab Institutional, a division of Schwab, and for certain other investors. See the Statement of Additional Information for more details.

We, in our sole discretion and without prior notice to you, reserve the right to reject orders to buy shares, to change the minimum investment requirements, and to withdraw or suspend any part of the offering made by this Prospectus. In particular, if you engage in excessive exchange or redemption activity, we reserve the right to refuse your future orders to buy shares in order to minimize the costs to the Funds associated with these practices. All orders to buy shares must be accepted by us, and orders are not binding until we confirm or accept them in writing. Schwab will charge your Schwab brokerage account a $15 service fee for any check returned because of insufficient or uncollected funds, or because of a stop payment order.

WHEN YOU CAN BUY SHARES. You must have funds in your Schwab account in order to buy our shares. Funds (including those which are transmitted by wire) received by Schwab before 4:00 p.m. (Eastern time) can be used to buy our shares on that day. Funds that arrive after that time can be used to buy shares the next Business Day.

METHODS OF BUYING SHARES. Schwab offers you several convenient ways to purchase Fund shares. You may choose the one that works best for you, and Schwab will confirm execution of your purchase order.

BY TELEPHONE
You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call your local Schwab office during regular business hours or 800-2-NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL
You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc., which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.

Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, CA 94104 or to your local Schwab office and should:

- reference your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
- specify the name of the Fund and the dollar amount of shares you would like to purchase; and
- (initial share purchase only) select one of the distribution options listed below.

ELECTRONICALLY
For more information regarding how to buy shares electronically using StreetSmart(R), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE
Visit your local Schwab office where a representative will be happy to assist you.

DISTRIBUTION OPTIONS. When you first buy our shares, you may choose one of the two following distribution options:

     AUTOMATIC REINVESTMENT: All distributions will be reinvested in additional full and fractional Value Advantage Shares of the Fund at the net asset value next determined on their payable date; or

     RECEIVE YOUR DIVIDENDS IN CASH: All distributions will be credited to your Schwab account on the date distributions are payable. If you choose to have your dividends mailed, a check normally will be mailed to you the Business Day after distributions are credited to your account.

To change the distribution option you have selected, call your local Schwab office or 800-2 NO-LOAD.

You can request that your Schwab office wire funds from your Schwab account to your bank account. There is a $15 fee for each wire transfer of funds.

                             HOW TO EXCHANGE SHARES

You can exchange your SchwabFunds(R) shares for shares of other SchwabFunds Series or classes available to investors in your state provided you meet the minimum initial or subsequent investment requirements and any other requirements relating to the Series or class of shares you wish to purchase. Thus, you can conveniently modify your investments if your goals or market conditions change. The Transfer Agent will charge you a $5 administrative fee if you are exchanging less than $5,000 of Value Advantage Shares.

We reserve the right to modify, limit, or terminate the exchange privilege upon 60 days' written notice. For federal income tax and other purposes, an exchange is treated as a sale of your shares and a purchase of other shares.

BY TELEPHONE
We need the following information in order to process your telephone exchange request:

- your Schwab account number and your name for verification;
- the number of our shares you want to exchange and the name of the Fund and class, if applicable, from which you are exchanging shares;
- the name of the fund and class, if applicable, into which you want to exchange shares; and
- the distribution option you select.

BY MAIL
You can also exchange shares by writing to your local Schwab office or to the address on the cover of this Prospectus.

We need the following information in a letter from you in order to process your mail exchange request:

- your Schwab account number;
- the number of our shares you want to exchange and the name of the Fund from which you are exchanging shares;
- the name of the fund and class, if applicable, into which you want to exchange shares;
- the signature of at least one of the registered Schwab account holders of your account in the exact form specified in the account; and
- the distribution option you select.

Once mailed, an exchange request is irrevocable and may not be modified or cancelled.

ELECTRONICALLY
For more information regarding how to exchange Value Advantage Shares electronically using StreetSmart(R), The Equalizer(R), and TeleBroker(R), please call 800-2-NO-LOAD.

IN PERSON AT A SCHWAB OFFICE
You can also request an exchange in person at your local Schwab office.

                            HOW TO SELL YOUR SHARES

You can sell our shares at any time by telephone, by mail, electronically or in person, subject to the following terms and conditions:

- if you bought your shares by check, we will send you your money as soon as your check clears your bank, which may take up to 15 days;
- depending on the type of Schwab account you have, your money may earn interest during any holding period;
- you will receive the dividends declared for the day on which you sell your shares;
- we will have a check for your shares at your local Schwab office on the Business Day after the Transfer Agent receives proper instructions to sell your shares;
- a check normally will be mailed to you on the Business Day following the sale of your shares if you specifically request that it be mailed; and
- we may suspend the right to sell shares or postpone payment for a sale of shares when trading on the New York Stock Exchange (the "Exchange") is restricted, the Exchange is closed for any reason other than its normal weekend or holiday closings, emergency circumstances as determined by the SEC, or for any other circumstances as the SEC may permit.

The Transfer Agent will charge you a $5 administrative fee if you sell Value Advantage Shares equal to or less than $5,000 and may sell additional shares from your account to pay the administrative fee. The Transfer Agent will waive this minimum for certain clients of Schwab Institutional, a division of Schwab, and for certain other investors. See the Statement of Additional Information for more details.

NON-SWEEP LIQUIDATION POLICY. If no cash assets or margin credit balance is available in your Schwab Account, Schwab will redeem Value Advantage Shares without prior notification to you to cover (a) debits in your account resulting from transactions in securities; (b) payment of your Schwab One(R) checks; (c) payment of charges made on your Visa(R) debit card; (d) purchases made under an Automatic Investment Plan; and (e) debits due to electronic fund transactions. Schwab may charge you a $10 fee each time Schwab must redeem your Value Advantage Shares in one of these circumstances.

If your account contains more than one Value Advantage Investment, shares will be redeemed from the Value Advantage Investment in your account with the highest balance at the time of the settlement of the transaction. If those shares are insufficient to satisfy the total amount due, then the Value Advantage Investment with the next highest balance in your account will be used until no Value Advantage Investment remains in your account. If the sum of the Value Advantage Shares you own is insufficient to satisfy the total amount due, none of your Value Advantage Shares will be redeemed.

For redemptions made under the circumstances outlined above, you will not be charged an administrative fee for automatic redemptions which are less than the amount required to satisfy each Fund's minimum redemption requirement.

BY TELEPHONE
You can sell your shares by telephone by calling your local Schwab office during regular business hours, or by calling 800-2-NO-LOAD. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

We need the following information in order to process your telephone sale request:

- your Schwab account number and your name for verification; and
- the number of shares you want to sell; and
- the name of the Fund and class, if applicable, from which you are selling shares.

BY MAIL
You can also sell shares by writing to your local Schwab office or to the address on the cover of this Prospectus.

We need the following information in a letter from you in order to process your mail redemption request:

- your Schwab account number;
- the number of shares you want to sell and the name of the Fund from which you are selling shares; and
- the signature of at least one of the registered Schwab account holders of your account in the exact form specified in the account.

Once mailed, a redemption request is irrevocable and may not be modified or cancelled.

ELECTRONICALLY
For more information regarding how to sell shares electronically using StreetSmart(R), The Equalizer(R), and TeleBroker(R), please call 800-2-NO-LOAD.

IN PERSON AT A SCHWAB OFFICE
You can also request a sale of shares in person at your local Schwab office.

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                          IMPORTANT INFORMATION ABOUT
                                YOUR INVESTMENT

                       DIVIDENDS AND OTHER DISTRIBUTIONS

Each Business Day we determine each class' net investment income, which we compute by subtracting the expenses from the income related to the Value Advantage Shares of a Fund. We declare dividends from this net investment income each Business Day for those who were shareholders of record at the previous net asset value calculation. We pay, or reinvest, dividends on the 15th day of each month if it is a Business Day. If the 15th day of the month is not a Business Day, we pay dividends on the next Business Day with the exception of the dividend scheduled to be paid in December, which is paid on the last Business Day in December.

                             INCOME TAX INFORMATION

The following is only a very brief summary of some of the federal, California and New York income tax consequences that affect each Fund and its shareholders. Therefore, it is important that you consult with advisers about your own tax situation.

Our Funds have qualified as regulated investment companies under the Code. In order for our Funds to continue to so qualify, each Fund will distribute to its shareholders on a current basis substantially all of that Fund's net investment income and its net capital gains (if any), and we will cause each Fund to meet certain other requirements. As regulated investment companies, the Funds will pay no federal income taxes (or California State or New York State or municipal income taxes, in the case of the California Fund and the New York Fund, respectively) to the extent that they distribute their earnings to their shareholders.

THE MUNICIPAL FUND. Dividends representing net exempt-interest income received by the Municipal Fund on Municipal Securities will generally be exempt from federal regular income tax when distributed to you. However, such dividends may be subject to the federal alternative minimum tax. Such dividend income may also be taxable to you under state and local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if received directly by you, would be exempt from such income taxes.

THE CALIFORNIA FUND. Dividends representing net exempt-interest income received by the California Fund on Municipal Securities will generally be exempt from federal regular income tax when distributed to you. However, such dividends may be subject to the federal alternative minimum tax. Dividends paid to the extent of exempt-interest income received on California Municipal Securities will also be exempt from California personal income taxes provided that at the end of each quarter of its taxable year, at least 50% of the Fund's total assets are invested in California Municipal Securities and obligations of the U.S. Government, its agencies and instrumentalities which are by federal law exempt from local income taxes. Fund dividends derived from interest on U.S. Treasury and agency obligations, if any, are subject to federal income tax. Dividends paid to shareholders that are corporations subject to California franchise tax or corporate income tax will be taxed as ordinary income to such shareholders for California State tax purposes.

THE NEW YORK FUND. Dividends representing net exempt-interest income received by the New York Fund on Municipal Securities will

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

generally be exempt from federal regular income tax when distributed to you. However, such dividends may be subject to the federal alternative minimum tax. Dividends paid to New York residents to the extent of exempt-interest income received on New York Municipal Securities will also be exempt from State of New York and New York municipalities personal income taxes. Fund dividends derived from interest on U.S. Treasury and agency obligations, if any, are subject to federal income tax. Dividends paid to shareholders that are corporations subject to New York franchise tax or corporate income tax will be taxed as ordinary income to such shareholders for New York State tax purposes.

ADDITIONAL INFORMATION. Further, if you receive Social Security or railroad retirement benefits, an investment in any of the Funds may affect the taxation of your benefits.

Each Fund may at times purchase Municipal Securities, California Municipal Securities, or New York Municipal Securities, as the case may be, at a discount from the original issue price. For federal income tax purposes, some or all of this "market discount" will be included in the Fund's ordinary income and will be taxable to you as this ordinary income is distributed.

To the extent dividends are attributable to taxable interest or short-term capital gains, such dividends will be taxable to you as ordinary income whether you receive them as cash or as additional Value Advantage Shares.

We will provide you with a record of all dividends, distributions, purchases, and sales on your regular Schwab brokerage account statement. At least once a year we will notify you of the federal (and California and New York) income tax consequences of all distributions made that year to your account.

                   HOW WE DETERMINE THE PRICE OF YOUR SHARES

The price of a Value Advantage Share is its net asset value, which we determine each Business Day at the close of trading on the Exchange, generally at 4:00 p.m., Eastern time. We determine the price of a Value Advantage Share by taking the total assets of each Fund allocable to the Value Advantage Shares, subtracting any liabilities allocable to the Value Advantage Shares of the Fund, and then dividing the resulting amount by the number of each Fund's Value Advantage Shares outstanding. Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt by the Transfer Agent or its authorized agent. While we try to maintain our net asset value at a constant $1 per share, we cannot guarantee this value.

We do not price the securities in our portfolios at market value. Instead, we value our portfolio securities at the price we paid when we bought them, adjusting this price to reflect amortization of premium or any discount. After using this amortized cost method to determine the value of our investments, we then compare this value with the market value of our investments.

We calculate the market value of our investments using one of the following three methods: (1) we may use actual quotations provided by third-party pricing services or market makers; (2) we may estimate the market value of the instruments; or (3) we may use a value obtained from the yield data (published by reputable sources) of money market instruments that are comparable to the securities we are valuing, using the mean between the bid and asked prices for the instruments as the value of the instruments.

If deviation of 1/2 of 1% or more between our net asset value per share as calculated by market values and our $1 per share amortized cost value, or if there is any other deviation which the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be taken.

                        HOW THE FUNDS REPORT PERFORMANCE

From time to time, we may advertise the yield and effective yield, taxable equivalent yield, taxable equivalent effective yield and total return of our Value Advantage Shares. Our actual performance will, of course, vary from year to year, and past performance in no way represents or guarantees future performance. How we perform in any given year will depend on the type and quality of securities in which we invest, the market, and the operating expenses of each Fund's Value Advantage Shares. Because the Value Advantage Shares are subject to different expenses than Sweep Shares, the performance of the two classes of each Fund will differ. Since money market funds seek to maintain a stable $1.00 share price, current 7-day yields are the most common illustration of money market fund performance.

YIELD. When we calculate the yield of the Value Advantage Shares, we make some hypothetical assumptions about how the Fund will do for one year. Using the income generated over one 7-day period by a hypothetical investment, we assume that this amount of income is generated each week for one year. This income for the year is then shown as a percentage of our hypothetical investment. (See the section entitled "Yield" in the Statement of Additional Information for more information.)

EFFECTIVE YIELD. We calculate effective yield the same way, but we assume that the income generated by our hypothetical investment is compounded weekly over our hypothetical year. Because of the effect of compounding, the effective yield will be slightly higher than the yield.

TAXABLE EQUIVALENT YIELD. The taxable equivalent yield is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted, assuming the investor is in the highest federal income tax bracket) the yield for a tax-free investment. The taxable equivalent yield may be reported for the Value Advantage Shares of our Funds and will be higher than the yield for the Sweep Shares of our Funds.

TAXABLE EQUIVALENT EFFECTIVE YIELD. The taxable equivalent effective yield is computed in the same manner as the taxable equivalent yield, except that the effective yield is substituted for yield in the calculation.

TOTAL RETURN. Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

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

COMPARING THE PERFORMANCE OF THE VALUE ADVANTAGE SHARES OF THE FUNDS WITH OTHER FUNDS. We may compare the performance of the Value Advantage Shares of our Funds with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, United States Government obligations, bank certificates of deposit, the consumer price index, and other investments for which reliable data is available.

                     ANNUAL AND SEMI-ANNUAL REPORT MAILINGS

Twice a year, we will provide a report to all shareholders describing the performance of the Value Advantage Shares of the Funds and outlining the investments held in the portfolios. In order to reduce mailing costs, we consolidate these shareholder mailings by household. If a household has multiple accounts and the same address of record for all the accounts, we will send mailings for all accounts at that address in a single package. If you do not want this consolidation of mailings to apply to your account, please write to SchwabFunds(R) at the address on the front of this Prospectus. To request a free copy of our Annual Report (or Semi-Annual Report) to Shareholders, call your local Schwab office or call 800-2 NO-LOAD.

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

                          GLOSSARY OF IMPORTANT TERMS

AMORTIZED COST METHOD: the method of calculating a money market mutual fund's net asset value whereby portfolio securities are valued at the fund's acquisition cost, as adjusted for amortization or premium or accretion of discount, rather than at their value based on current market factors.

ANNUALIZED: calculated to represent a year; a statement produced by calculating financial results covering less than a year to show what would happen if the results were hypothetically extended to cover an entire year.

BOND: a debt obligation that requires the issuer to pay a fixed sum of money each year (the interest payments) until maturity, the date on which the bond comes due and the principal (the amount borrowed) must be paid. Floating or variable rate bonds have an interest rate that rises or falls if general interest rates or some other security (such as Treasury bills) rises or falls.

BUSINESS DAY: any day both the Federal Reserve Bank of New York and the New York Stock Exchange are open for business. A Business Day normally begins at 9:30 a.m. (Eastern time) when the Exchange opens and usually ends at 4 p.m. (Eastern time) when the Exchange closes.

CAPITAL GAIN OR LOSS: the increase or decrease in the value of a security relative to the original purchase price. A gain is realized when the security that has increased in value is sold. If a security is held for more than 12 months and then sold at a profit, that profit is a realized long-term capital gain. If it is sold at a profit after being held for less than 12 months, that profit is a realized short-term capital gain.

CODE: the Internal Revenue Code of 1986, as amended.

COMMERCIAL PAPER: unsecured debt obligations issued by businesses and sold at a discount but redeemed at par within 2 to 270 days.

DISTRIBUTION: payment a fund makes to shareholders. There are two kinds of distributions: dividends, or the profits (after expenses) from a fund's investments, and capital gains distributions.

DIVERSIFIED: under the 1940 Act, a diversified money market fund generally may not invest more than 5% of its assets in the securities of any one issuer, and may not hold more than 10% of the voting shares of any one issuer. Certain minor exceptions apply to this policy, which are described under "INVESTMENT TECHNIQUES USED BY THE FUNDS - Limitations on Investments - Diversification."

DUFF: Duff & Phelps Credit Rating Co., an NRSRO.

FIRST-TIER: the highest ratings category assigned by an NRSRO. A first-tier money market fund invests only in securities that are rated first-tier.

FITCH: Fitch Investor Services, Inc., an NRSRO.

FUNDAMENTAL: a policy that cannot be changed without the approval of a majority (as defined in the 1940 Act) of the shareholders of a fund.

HIGH-QUALITY: rated in one of the two highest ratings categories assigned by any NRSRO.

INVESTMENT MANAGER: Charles Schwab Investment Management, Inc.

LIQUIDITY: ability to convert assets into cash or cash equivalents within 7-days at a fair value.

MATURITY: the date on which the principal of a debt obligation such as a bond comes due and must be repaid.

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

MONEY MARKET INSTRUMENT: short-term, liquid debt such as Treasury bills and commercial paper, which is sold at a discount but redeemed at par. See Commercial Paper.

MOODY'S: Moody's Investors Service, an NRSRO.

NET ASSET VALUE (NAV): on a per share basis, the value of one share of a class of a fund. This value is determined by adding the total fund assets, subtracting all liabilities applicable to the class, and then dividing the resulting number by the number of shares of the class outstanding.

1940 ACT: the Investment Company Act of 1940, as amended.

NONCUMULATIVE VOTING RIGHTS: the right of a shareholder to vote only the number of shares owned at the time of voting.

NON-DIVERSIFIED: under the 1940 Act no fund may invest more than 5% of the value of its total assets in the securities of one issuer except that a non-diversified money market fund may invest up to 50% of the value of its total asset without regard to the 5% limitation, provided no more than 25% of the Fund's total assets are invested in the securities of any one issuer.

NRSRO: a Nationally Recognized Statistical Rating Organization, such as Moody's, S&P, Duff or Fitch.

PAR: for a stock, par is the value assigned to the stock at the time it is issued. It does not reflect either the intrinsic value of the security nor its market value. For a bond, par is the price at which the bond will be redeemed at its date of maturity, and the value on which the calculation interest payments is based.

PORTFOLIO: the total stocks, bonds, and other securities held by an individual investor, a mutual fund, or a financial institution.

PRINCIPAL: capital; the original value of an investment or a debt; the face value of a bond.

PRIVATE PLACEMENT: the sale of stocks or bonds directly to an investor without the services of an underwriter or without registering them with the SEC.

PUT: an option that allows the holder to sell the stated amount of a specified stock or commodity for a specific amount within a certain time period.

RESTRICTED SECURITY: securities that cannot be sold publicly without prior agreement with the issuer to register the securities under the Securities Act of 1933, which permits only limited sale under specified conditions.

RISK: the possibility of losing all or part of an investment, that the value of the investment will decrease, or that the investor will receive little or no return on the investment.

S&P: Standard & Poor's Corporation, an NRSRO.

SCHWAB: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

SECURITIES AND EXCHANGE COMMISSION (SEC): established by Congress to administer the Securities Act of 1933 and other securities-related laws.

SECURITIES INVESTOR PROTECTION CORPORATION (SIPC): a government sponsored private corporation that insures securities accounts held in brokerages for up to $500,000 in the event of the bankruptcy or financial failure of the brokerage. The insurance does not cover loss due to financial risk.

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SHORT-TERM: with respect to a fund's portfolio investments, maturing in 397 days or less.

SYNTHETIC: an investment instrument (such as a fixed rate municipal bond) and an option contract (such as a put) combined to create a security with desired maturity or risk/return characteristics that may not be achievable through other available investments.

TRANSFER AGENT: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

TRUST: The Charles Schwab Family of Funds.

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR.
------------------------------------------------------
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH AN OFFER MAY NOT BE LAWFULLY MADE.
------------------------------------------------------

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Schwab Money Funds
VALUE ADVANTAGE
INVESTMENTS(TM)

PROSPECTUS April 1, 1996,
as amended January 2, 1997

                             [SchwabFunds(R) Logo]

2400-4 (1/97) Printed on recycled paper.

[SchwabFunds(R) Logo]
101 Montgomery Street
San Francisco, California 94104